UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21654

Pioneer Floating Rate Fund, Inc.
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  November 30, 2021

Date of reporting period: December 1, 2020 through May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Floating Rate Fund, Inc.
Semiannual Report | May 31, 2021
Ticker Symbol: PHD

On April 21, 2021, the Fund redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Floating Rate Fund, Inc.
Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 now behind us, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in both virus cases and related hospitalizations, have had a positive effect on overall market sentiment, even as the emergence of highly infectious variants of the virus in certain areas has led to increased volatility.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income and capital gains tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.

2 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering potential risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
July 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 3

Portfolio Management Discussion | 5/31/21
Note to Shareholders: On April 21, 2021, Pioneer Floating Rate Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Floating Rate Fund, Inc. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund. Please see Note 10. Redomiciling, for more information regarding the redomiciling.
In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund, Inc. during the six-month period ended May 31, 2021. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc.(Amundi US), is responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the six-month period ended May 31, 2021?
A Pioneer Floating Rate Fund, Inc. returned 8.41% at net asset value (NAV) and 8.90% at market price during the six-month period ended May 31, 2021. During the same six-month period, the Fund’s benchmark, the Standard & Poor’s/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned 4.28% at NAV. Unlike the Fund, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same six-month period, the average return at NAV of the 59 closed end funds in Morningstar’s Bank Loan Closed End Funds category (which may or may not be leveraged), was 8.53%, and the average return at market price of the closed end funds in the same Morningstar category was 17.95%.
The shares of the Fund were selling at a 3.5% discount to NAV on May 31, 2021. Comparatively, the shares of the Fund were selling 3.9% discount to NAV on November 30, 2020.
Please note that the Fund announced a tender offer that commenced on November 23, 2020, and expired on December 22, 2020. The tender offer may have affected the Fund’s return at market price and discount to NAV for the six-month period (see Note 8. Tender Offer).
The Fund’s standardized, 30-day SEC yield was 5.02% on May 31, 2021*.

*   The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

4 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Q How would you describe the investment environment for investing in bank loans during the six-month period ended May 31, 2021?
Entering the period in December 2020, markets had been focused on heightened risks revolving around three key areas: the continuing COVID-19 pandemic, the need for additional fiscal stimulus, and political risks. After enacting two stimulus packages earlier in the year, another US government COVID-19 relief bill that had been passed in the House of Representatives became stalled in the US Senate. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a “second wave” of cases and a new round of potentially harmful economic lockdowns. Finally, concerns mounted over the potential for a protracted dispute over the previous month’s presidential election results.
Later in December, however, the confirmation of November’s US election results helped reduce uncertainty and boosted market sentiment. That same month, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines received emergency-use authorization, and Congress finally reached agreement on a $900 billion COVID-19 relief package. Markets viewed the vaccines as the proverbial “light at the end of the tunnel” for the pandemic, betting that widespread vaccinations would help alleviate public-health uncertainty and bring forward the timing of a return to economic normalcy. The additional fiscal stimulus measures were viewed as offering much needed support for many individuals and businesses.
As 2021 got underway, investors elected to focus their attention on those positive developments and looked beyond regional “surges” in COVID-19 cases, as well as select data that suggested a slowing in the rate of economic recovery. By late January, remaining political uncertainty had been removed as a new administration and Democrat-controlled House and Senate took office and almost immediately began discussions about even more fiscal stimulus, which resulted in passage of another $1.9 trillion COVID-19 relief package soon after. Expectations that the COVID-19 vaccines would soon lead to a full economic reopening also drove positive market momentum. In response, riskier assets rallied and Treasury yields moved higher in the first quarter of 2021.
Bank loans finished the six-month period well into positive territory. Technical conditions in the loan market were supportive, with strong collateralized loan obligation (CLO) activity and notably positive flows

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 5

into mutual funds that invest primarily in bank loans. While new-issue loan supply became elevated in the last few months of the period, loan paydowns largely offset the effects of increased supply.
Q What factors had the biggest effects on the Fund’s performance relative to the benchmark during the six-month period ended May 31, 2021?
A At the sector level, selection results within the business equipment & services, automotive, air transport, and utilities sectors weighed on the Fund’s relative performance, as did an underweight to pharmaceuticals. Positive contributions to relative returns were highlighted by selection results within, and overweights to, the health care, lodging, and aerospace/defense segments, all of which benefited during the period from the prospective economic reopening. A significant underweight to the technology sector also aided the Fund’s performance. Overall, however, security selection results were the major driver of the Fund’s benchmark-relative outperformance over the six-month period, more so than sector allocations.
In terms of individual loan names, an overweight position in utility Eastern Power weighed on the Fund’s performance for the period, as investors grew concerned that electricity demand from New York City would not recover fully from the pandemic. Another portfolio position that detracted from relative performance was Endo Pharmaceuticals. Investor sentiment towards Endo turned negative due to unfavorable headlines suggesting the company’s potential liability regarding its opioid sales practices. Exposure to Allied Universal (an on-premise security company) also had a negative effect on the Fund’s relative returns, as the loan had been trading at a premium until it was refinanced at a lower interest rate.
Positions that aided the Fund’s relative performance for the six-month period included the loan for Team Health, as market sentiment towards the investment rebounded on easing concerns about the physician-staffing company’s potential legal issues regarding its billing practices. Outside of the loan market, the Fund’s 10% out-of-benchmark exposure to high-yield corporate bonds contributed positively to benchmark-relative performance, especially early in the six-month period, as high-yield securities rallied in a “risk-on” market environment buoyed by hopes for a post-COVID recovery. The Fund’s large equity stake in FTS International (an oilfield services, hydraulic pumping/fracking company), acquired as the result of a prior restructuring, had detracted from relative performance in previous reporting periods; however, the FTS position aided relative returns over the most recent six-month period as the stock

6 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

price, and the company’s prospects, both rebounded significantly with the increase in oil prices. Finally, a significant position in a credit-risk-transfer (CRT) security, or a securitized bond encompassing thousands of residential mortgages, benefited relative returns, as the mortgage sector has continued to rally from the spate of delinquencies experienced in the early days of the COVID-19-driven economic crisis.
Q How did the level of leverage in the Fund change over the six-month period ended May 31, 2021?
A The Fund employs leverage through a revolving credit facility.
As of May 31, 2021, 32.4% of the Fund’s total managed assets were financed by leverage (or borrowed funds), compared with 27.6% of the Fund’s total managed assets financed by leverage at the start of the period on November 30, 2020. During the six-month period, the Fund decreased the absolute amount of funds borrowed by a total of $36 million, to $69 million as of May 31, 2021, in connection with the decrease in the Fund’s net assets as a result of the completion of the Fund’s tender offer (see Note 8). The percentage of the Fund’s managed assets financed by leverage increased during the six-month period due to the decrease in the total managed assets of the Fund relative to the decrease in the amount of funds borrowed.
Q Did the Fund have any investments in any derivative securities during the six-month period ended May 31, 2021? If so, did the derivatives have any material effect on results?
A The Fund invested in some index-based credit-default-swap contracts (CDX) for a short time in December 2020, during the Fund’s tender offer.
We used the CDX as an overlay on the Fund’s cash position that had amassed while we were liquidating some portfolio positions to meet the tender offer. The CDX had minimal impact on the Funds’ performance over the six-month period, but did augment the Fund’s dividend**.
Q Did the Fund’s distributions** to shareholders change during the six-month period ended May 31, 2021?
A No, the Fund’s distribution rate remained unchanged during the six-month period, at 0.06250 cents per share/per month.

** Distributions and dividends are not guaranteed.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 7

Q Could you share some thoughts about the Fund’s recent tender and its effect on the portfolio’s overall structure?
A As noted earlier, the Fund announced a tender offer on August 31, 2020, and commenced the tender offer on November 23, 2020. Pursuant to which, the Fund offered to purchase up to 50% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 98.5% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately following the expiration date of the tender offer. The tender offer expired on December 22, 2020. In the tender offer, the Fund accepted Shares tendered representing approximately 50% of the Fund’s outstanding Shares. As a result, the Fund is now approximately 50% smaller than it was prior to the tender offer.
Leading up to the tender offer, we had conducted a review of how the portfolio should be structured with regard to optimizing individual position weightings and industry segmentations, given the overall reduction in the size of the Fund. We took the tender offer as an opportunity to cull out lower-yielding loan credits from the portfolio; and, where appropriate, we retained higher-yielding names, which effectively doubled the size of the Fund’s allocation to higher-yielding loans.
Additionally, we fully utilized the Fund’s holdings in the non-senior secured loan basket (topping out at 20% of the portfolio’s invested assets), given that many of those positions had been added at high book yields. Overall, the portfolio’s industry segmentation remained consistent. We reduced allocations to some sectors that had provided the Fund with a measure of protection during the pandemic, and shifted the portfolio’s holdings towards sectors that we felt could potentially benefit more from a broader economic reopening once the public-health threat of COVID-19 becomes less severe. The underlying portfolio became slightly lower in quality as a result of the sector reallocations, given our outlook for a declining default rate, and that lower-rated single “B” loans have accounted for 80% of the new issuance so far in 2021.
Q What is your investment outlook?
A We have a constructive view of the prospects for leveraged loans. The asset class has essentially been trading at a discount, with the bulk of the market priced below par (face) value. Loans have been providing strong income, and may also provide a degree of protection against rising interest rates should the Federal Reserve System (Fed) be insufficiently nimble in managing inflation.

8 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

As COVID-19 vaccine distributions have continued and vaccinated individuals appear to have become less susceptible to the worst effects of the virus, many states have begun relaxing their social-distancing requirements. In addition, in the past year, a large number of US consumers have saved more than they typically would have under more “normal” conditions, and so we think we could see some aggressive spending due to pent-up demand as the economy continues to reopen. As economic activity accelerates, we believe investors might begin to question the Fed’s commitment to maintaining its policy of near-zero interest rates implemented last year in reaction to the market turmoil caused by the onset of COVID-19, and may in turn shift their preference from fixed-rate bonds to floating-rate loans.
The default rate on loans for the 12 months ended May 31, 2021, was 1.73% by loan volume, below the historical average of slightly under 3%. That figure represented the lowest level of loan defaults since December 2019, as the number of bankruptcies since the first half of 2020 have fallen off, while the economic backdrop has improved significantly. The loan default rate by number of issuers was 1.99% as of May 31, 2021, also below the long-term average. In addition, during the period, loans continued to maintain recovery rates that exceeded the recovery rates for their high-yield corporate counterparts. The default rate on loans held in the Fund has remained below that of the market, given our bias towards investing in higher-quality loans compared with the benchmark.
Given the improving economic backdrop over the six-month period, we took advantage of attractive new-issue concessions to modestly increase the Fund’s exposure to loans in the “B” rating category, while lowering exposure to higher-rated “BB” and “BBB” loans.
Given our view of a benign credit environment and lower default forecasts, we expect to continue maintaining a focus on pursuing a solid yield when looking at the valuations of individual loans.
Please refer to the Schedule of Investments on pages 14–32 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions,

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 9

inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund may use derivatives, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. These types of instruments can increase price fluctuation.
The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
The Fund employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Fund’s income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.
The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the Fund’s use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.
The Fund invests in insurance-linked securities (ILS). The return of principal and the payment of interest on ILS are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
These risks may increase share price volatility.
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Portfolio Summary | 5/31/21

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Connecticut Avenue Securities Trust, Series 2019-HRP1, Class B1, 9.342%
	(1 Month USD LIBOR + 925 bps), 11/25/39 (144A)	1.95%
2.	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	1.76
3.	Traverse Midstream Partners LLC, Advance, 6.5% (LIBOR + 550 bps), 9/27/24	1.63
4.	Signify Health LLC, Initial Term Loan, 5.5% (LIBOR + 450 bps), 12/23/24	1.02
5.	Golden Nugget, Inc. (aka Landry’s, Inc.), Initial Term B Loan, 3.25%
	(LIBOR + 250 bps), 10/4/23	1.01
6.	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75% (LIBOR +
	475 bps), 9/29/23	1.01
7.	Natel Engineering Co., Inc., Initial Term Loan, 6.0% (LIBOR + 500 bps), 4/30/26	1.00
8.	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 4.676% (LIBOR +
	450 bps), 9/12/24	0.97
9.	Caesars Resort Collection LLC, Term B Loan, 2.843% (LIBOR +
	275 bps), 12/23/24	0.97
10.	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.,
	7.5%, 6/15/25 (144A)	0.96

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 11

Prices and Distributions | 5/31/21
Market Value per Share^

	5/31/21	11/30/20
Market Value	$11.30	$10.73
Premium/(Discount)	(3.50)%	(3.94)%

Net Asset Value per Share^

	5/31/21	11/30/20
Net Asset Value	$11.71	$11.17

Distributions per Share*:

	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
12/1/20–5/31/21	$0.375	$ —	$ —

Yields

	5/31/21	11/30/20
30-day SEC Yield	5.02%	3.76%

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund’s website at www.amundi.com/us.
* The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.

12 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Performance Update | 5/31/21
Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Fund, Inc. during the periods shown, compared with the value of the S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Average Annual Total Returns
(As of May 31, 2021)
	Net
	Asset		S&P/LSTA
	Value	Market	Leveraged
Period	(NAV)	Price	Loan Index
10 Years	5.63%	4.63%	4.31%
5 Years	5.83	7.17	4.91
1 Year	23.13	35.11	12.51

Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.
Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The index does not use leverage. You cannot invest directly in an index.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 13

Schedule of Investments | 5/31/21
(unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 149.1%
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 123.9% of Net Assets*(a)
	Aerospace & Defense — 5.7%
500,000	AAdvantage Loyalty IP, Ltd. (American Airlines, Inc.),
	Initial Term Loan, 5.5% (LIBOR + 475 bps), 4/20/28	$ 516,027
950,000	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR +
	575 bps), 3/19/26	954,750
255,160	JetBlue Airways Corp., Term Loan, 6.25% (LIBOR +
	525 bps), 6/17/24	261,344
771,125	MAG DS Corp., Initial Term Loan, 6.5% (LIBOR +
	550 bps), 4/1/27	761,486
1,250,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual
	Property Assets, Ltd.), Initial Term Loan, 6.25%
	(LIBOR + 525 bps), 6/21/27	1,335,781
1,217,516	MRO Holdings, Inc., Initial Term Loan, 5.203% (LIBOR +
	500 bps), 6/4/26	1,211,429
1,000,000	Peraton Corp., First Lien Term B Loan, 4.5% (LIBOR +
	375 bps), 2/1/28	1,003,661
698,250	Spirit Aerosystems, Inc. (fka Mid-Western Aircraft
	Systems, Inc & Onex Wind Finance LP.), Initial Term
	Loan, 6.0% (LIBOR + 525 bps), 1/15/25	705,523
1,552,999	WP CPP Holdings LLC, First Lien Initial Term Loan,
	4.75% (LIBOR + 375 bps), 4/30/25	1,515,145
	Total Aerospace & Defense	$ 8,265,146
	Airlines — 2.7%
1,280,667	Allegiant Travel Co., Replacement Term Loan, 3.156%
	(LIBOR + 300 bps), 2/5/24	$ 1,275,665
1,170,000	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Term
	Loan, 9.0% (LIBOR + 800 bps), 12/31/21	1,178,775
1,033,333	Highline Aftermarket Acquisition LLC, First Lien Initial
	Term Loan, 5.25% (LIBOR + 450 bps), 11/9/27	1,035,917
340,000	SkyMiles IP, Ltd. (Delta Air Lines, Inc.), Initial Term
	Loan, 4.75% (LIBOR + 375 bps), 10/20/27	356,882
	Total Airlines	$ 3,847,239
	Automobile — 2.5%
1,492,519	IXS Holdings, Inc., Initial Term Loan, 5.0% (LIBOR +
	425 bps), 3/5/27	$ 1,496,250
1,214,610	Navistar, Inc., Tranche B Term Loan, 0.0% (LIBOR +
	350 bps), 11/6/24	1,216,381
750,000	RVR Dealership Holdings LLC, Term Loan, 4.75%
	(LIBOR + 400 bps), 2/8/28	752,344
5,801	Thor Industries, Inc., Term B-1 USD Loan, 3.125%
	(LIBOR + 300 bps), 2/1/26	5,826
188,121	Wabash National Corp., Term B Loan, 4.0% (LIBOR +
	325 bps), 9/28/27	188,356
	Total Automobile	$ 3,659,157

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Principal
Amount
USD ($)		Value
Automotive — 0.8%
600,000	Autokiniton US Holdings, Inc., (aka L&W, Inc.) Closing
	Date Term B Loan, 5.0% (LIBOR + 450 bps), 4/6/28	$ 604,625
500,000(b)	Wheel Pros, Inc., First Lien Initial Term Loan, 5/11/28	502,031
	Total Automotive	$ 1,106,656
Building Materials — 0.3%
400,000	Foundation Building Materials, Inc., First Lien Initial Term
	Loan, 3.75% (LIBOR + 325 bps), 1/31/28	$ 397,812
	Total Building Materials	$ 397,812
Buildings & Real Estate — 2.5%
1,480,964	Cornerstone Building Brands, Inc., Term Loan B, 3.75%
	(LIBOR + 325 bps), 4/12/28	$ 1,483,001
700,000(b)	SRS Distribution Inc., Term Loan B, 5/19/28	699,708
1,470,250	WireCo WorldGroup, Inc. (WireCo WorldGroup
Finance LP), First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	1,470,775
	Total Buildings & Real Estate	$ 3,653,484
Chemicals — 2.6%
1,100,000	CPC Acquisition Corp., First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 12/29/27	$ 1,097,250
600,000(b)	Herens Holdco S.a.r.l., Term Loan B, 4/28/28	600,657
300,000	INEOS Styrolution Group GmbH, 2026 Tranche B Dollar
	Term Loan, 3.25% (LIBOR + 275 bps), 1/29/26	299,175
725,000	LSF11 Skyscraper Holdco S.a r.l. Facility B3 (USD),
	4.25% (LIBOR + 350 bps), 9/29/27	729,078
24,164	Nouryon Finance BV (aka AkzoNobel), Initial Dollar
	Term Loan, 2.848% (LIBOR + 275 bps), 10/1/25	24,000
995,006	Plaze, Inc., 2020-1 Additional Term Loan, 4.5% (LIBOR +
	375 bps), 8/3/26	994,384
	Total Chemicals	$ 3,744,544
Chemicals, Plastics & Rubber — 1.4%
986,973	Gemini HDPE LLC Term Loan B, 3.5% (LIBOR +
	300 bps), 12/31/27	$ 987,280
1,032,679	Hexion, Inc., USD Term Loan, 3.71% (LIBOR +
	350 bps), 7/1/26	1,032,465
	Total Chemicals, Plastics & Rubber	$ 2,019,745
Computers & Electronics — 6.9%
1,135,000	Ahead DB Holdings LLC, First Lien Term B Loan, 4.5%
	(LIBOR + 375 bps), 10/18/27	$ 1,136,845
1,307,989	Cornerstone OnDemand, Inc., 2021 Refinancing Term
	Loan, 3.343% (LIBOR + 325 bps), 4/22/27	1,310,169
1,723,248	Energy Acquisition LP (aka Electrical Components
International), First Lien Initial Term Loan,
	4.368% (LIBOR + 425 bps), 6/26/25	1,694,526

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 15

Schedule of Investments | 5/31/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
Computers & Electronics — (continued)
600,000	Indy US Bidco LLC, (aka NielsenIQ) Tranche B-1 Term
	Loan, 4.108% (LIBOR + 400 bps), 3/6/28	$ 602,550
1,246,875	LogMeIn, Inc., First Lien Initial Term Loan, 4.845%
	(LIBOR + 475 bps), 8/31/27	1,248,693
900,000(b)	Magenta Buyer LLC, Term Loan, 4/29/28	902,719
900,000	Pitney Bowes Inc. Refinancing Tranche B Term Loan,
	4.1% (LIBOR + 400 bps), 3/17/28	901,969
2,199,777	Signify Health LLC, Initial Term Loan, 5.5% (LIBOR +
	450 bps), 12/23/24	2,209,402
	Total Computers & Electronics	$ 10,006,873
Construction & Building — 1.4%
500,000	Aegion Corp., Initial Term Loan, 5.5% (LIBOR +
	475 bps), 5/17/28	$ 501,875
1,000,000	CP Atlas Buyer, Inc. (aka American Bath), Term B Loan,
	4.25% (LIBOR + 375 bps), 11/23/27	999,688
500,000	Pike Corp., 2028 Initial Term Loan, 3.1% (LIBOR +
	300 bps), 1/21/28	499,883
	Total Construction & Building	$ 2,001,446
Consumer Nondurables — 0.5%
784,091	Sunshine Luxembourg VII S.a.r.l,, (aka Galderma)
	Facility B3 Term loan, 4.5% (LIBOR + 375 bps), 10/1/26	$ 787,194
	Total Consumer Nondurables	$ 787,194
Containers, Packaging & Glass — 1.0%
710,254	Graham Packaging Co., Inc. Initial Term Loan (2021),
	3.75% (LIBOR + 300 bps), 8/4/27	$ 711,021
793,333	Pregis TopCo LLC, First Lien Initial Term Loan, 3.843%
	(LIBOR + 375 bps), 7/31/26	792,539
	Total Containers, Packaging & Glass	$ 1,503,560
Diversified & Conglomerate Manufacturing — 2.0%
1,964,719	Garda World Security Corp., Term B-2 Loan, 4.35%
	(LIBOR + 425 bps), 10/30/26	$ 1,971,934
997,485	Pelican Products, Inc., First Lien Term Loan, 4.5%
	(LIBOR + 350 bps), 5/1/25	991,250
	Total Diversified & Conglomerate Manufacturing	$ 2,963,184
Diversified & Conglomerate Service — 8.7%
1,141,150	Alion Science and Technology Corp., First Lien
Replacement Term Loan, 3.5% (LIBOR +
	275 bps), 7/23/24	$ 1,140,794
1,963,216	CB Poly Investments LLC, First Lien Closing Date Term
	Loan, 5.5% (LIBOR + 450 bps), 8/16/23	1,913,527
372,078	Convergint Technologies LLC, Term Loan, 4.5% (LIBOR +
	375 bps), 3/31/28	372,427

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Principal
Amount
USD ($)		Value
Diversified & Conglomerate Service — (continued)
59,221	DG Investment Intermediate Holdings 2, Inc., (aka
Convergint Technologies Holdings LLC) First Lien Initial
	Term Loan, 4.32% (LIBOR + 375 bps), 3/31/28	$ 59,276
500,000	DG Investment Intermediate Holdings 2, Inc., (aka
Convergint Technologies Holdings LLC) Second Lien
	Initial Term Loan, 7.5% (LIBOR + 675 bps), 3/30/29	502,500
2,255,548	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	2,182,646
1,480,046	First Brands Group LLC, 2021 First Lien Term Loan,
	6.0% (LIBOR + 500 bps), 3/30/27	1,502,246
1,150,232	Gates Global LLC, Initial B-3 Dollar Term Loan, 3.5%
	(LIBOR + 275 bps), 3/31/27	1,148,292
500,000	GHX Ultimate Parent Corp., First Lien Initial Term Loan,
	0.0% (LIBOR + 325 bps), 6/28/24	501,250
950,187	Intrado Corp., Initial Term B Loan, 5.0% (LIBOR +
	400 bps), 10/10/24	926,630
487,500	Ozark Holdings LLC (aka Royal Oak), 2020 Refinancing
	Term Loan, 4.75% (LIBOR + 400 bps), 12/16/27	489,938
1,826,872	Prime Security Services Borrower LLC (aka Protection 1
Security Solutions), First Lien 2021 Refinancing Term
	B-1 Loan, 3.5% (LIBOR + 275 bps), 9/23/26	1,829,808
	Total Diversified & Conglomerate Service	$ 12,569,334
Electric & Electrical — 0.7%
1,050,000	Rackspace Technology Global, Inc., First Lien 2021 Term B
	Loan, 3.5% (LIBOR + 275 bps), 2/15/28	$ 1,046,421
	Total Electric & Electrical	$ 1,046,421
Electronics — 4.4%
750,000(b)	CoreLogic, Inc., (fka First American Corpo.) Term Loan,
	4/14/28	$ 748,500
2,246,764	Natel Engineering Co., Inc., Initial Term Loan, 6.0%
	(LIBOR + 500 bps), 4/30/26	2,153,148
2,016,086	Scientific Games International, Inc., Initial Term B-5 Loan,
	2.843% (LIBOR + 275 bps), 8/14/24	1,999,144
1,437,293	Ultra Clean Holdings, Inc., Second Amendment Term
	Loan B, 3.843% (LIBOR + 375 bps), 8/27/25	1,442,084
	Total Electronics	$ 6,342,876
Entertainment — 0.5%
660,000	Enterprise Development Authority, The Term Loan B,
	5.0% (LIBOR + 425 bps), 2/28/28	$ 662,062
	Total Entertainment	$ 662,062

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 17

Schedule of Investments | 5/31/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
Entertainment & Leisure — 0.8%
1,097,250	Great American Outdoors Group LLC, Term Loan B,
	5.0% (LIBOR + 425 bps), 3/6/28	$ 1,107,125
	Total Entertainment & Leisure	$ 1,107,125
Environmental Services — 0.5%
700,000	LTR Intermediate Holdings, Inc., Initial Term Loan, 5.5%
	(LIBOR + 450 bps), 5/5/28	$ 697,375
	Total Environmental Services	$ 697,375
Finance — 1.0%
1,480,623	EFS Cogen Holdings I LLC, Term B Loan, 4.5% (LIBOR +
	350 bps), 10/1/27	$ 1,480,044
	Total Finance	$ 1,480,044
Financial Services — 1.6%
653,429	Cardtronics USA, Inc., Initial Term Loan, 5.0% (LIBOR +
	400 bps), 6/29/27	$ 655,267
500,000	Edelman Financial Center LLC (fka Flight Debt Merger
Sub, Inc.), First Lien 2021 Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 4/7/28	501,146
1,016,067	Everi Payments, Inc., Term B loan, 3.5% (LIBOR +
	275 bps), 5/9/24	1,012,734
99,250	Everi Payments, Inc., Term Loan, 11.5% (LIBOR +
	1,050 bps), 5/9/24	103,716
	Total Financial Services	$ 2,272,863
Food & Beverage — 1.6%
500,000	City Brewing Co., LLC, First Lien Closing Date Term
	Loan, 4.25% (LIBOR + 350 bps), 4/5/28	$ 501,863
1,741,250	Chobani LLC, 2020 New Term Loan, 4.5% (LIBOR +
	350 bps), 10/25/27	1,749,738
	Total Food & Beverage	$ 2,251,601
Forest Products — 1.6%
1,310,814	ProAmpac PG Borrower LLC, First Lien 2020-1 Term
	Loan, 4.5% (LIBOR + 375 bps), 11/3/25	$ 1,313,819
1,000,000	Schweitzer-Mauduit International, Inc., Term Loan B,
	4.5% (LIBOR + 375 bps), 2/9/28	997,500
	Total Forest Products	$ 2,311,319
Gaming & Hotels — 0.4%
500,000	J & J Ventures Gaming LLC, Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 4/26/28	$ 503,125
	Total Gaming & Hotels	$ 503,125

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Principal
Amount
USD ($)		Value
	Healthcare — 6.7%
498,750	Azalea TopCo, Inc., First Lien 2021 Term Loan, 4.5%
	(LIBOR + 375 bps), 7/24/26	$ 499,685
500,000	CNT Holdings I Corp, First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 11/8/27	501,211
1,177,268	Envision Healthcare Corp., Initial Term Loan, 3.843%
	(LIBOR + 375 bps), 10/10/25	1,009,507
877,545	Milano Acquisition Corp., First Lien Term B Loan, 4.75%
	(LIBOR + 400 bps), 10/1/27	880,287
997,475	Option Care Health, Inc., Term B Loan, 3.843% (LIBOR +
	375 bps), 8/6/26	999,969
1,600,000	Sotera Health Holdings LLC, Refinancing, First Lien
	Term Loan, 3.25% (LIBOR + 275 bps), 12/11/26	1,595,667
500,000	Sound Inpatient Physicians, Inc., First Lien 2021
	Incremental Term Loan, 4.0% (LIBOR +
	350 bps), 6/27/25	499,375
3,935,013	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	3,803,190
	Total Healthcare	$ 9,788,891
	Healthcare & Pharmaceuticals — 5.6%
1,244,811	Endo Luxembourg Finance Co., I S.a r.l. 2021 Term
	Loan, 5.75% (LIBOR + 500 bps), 3/27/28	$ 1,208,245
1,481,288	FC Compassus LLC, Term B-1 Loan, 5.0% (LIBOR +
	425 bps), 12/31/26	1,488,925
1,567,031	Kindred Healthcare LLC, Closing Date Term Loan,
	4.625% (LIBOR + 450 bps), 7/2/25	1,568,989
1,259,483	NMN Holdings III Corp., First Lien Closing Date Term
	Loan, 3.593% (LIBOR + 350 bps), 11/13/25	1,252,136
217,561	NMN Holdings III Corp., First Lien Delayed Draw Term
	Loan, 3.593% (LIBOR + 350 bps), 11/13/25	216,292
249,367	PetVet Care Centers LLC (fka Pearl Intermediate Parent
	LLC), 2021 First Lien Replacement Term Loan, 4.25%
	(LIBOR + 350 bps), 2/14/25	249,873
1,477,538	Upstream Newco, Inc., First Lien Initial Term Loan,
	4.593% (LIBOR + 450 bps), 11/20/26	1,455,375
748,125	U.S. Radiology Specialists, Inc. (US Outpatient Imaging
	Services, Inc.), Initial Term Loan, 6.25% (LIBOR +
	550 bps), 12/15/27	752,801
	Total Healthcare & Pharmaceuticals	$ 8,192,636
	Healthcare, Education & Childcare — 6.4%
1,000,000(b)	ANI Pharmaceuticals, Inc., Term Loan B, 5/24/27	$ 987,500
1,532,237	ATI Holdings Acquisition, Inc., First Lien Initial Term
	Loan, 4.5% (LIBOR + 350 bps), 5/10/23	1,533,195
500,000	Jazz Pharmaceuticals Public Ltd., Co., Initial Dollar Term
	Loan, 4.0% (LIBOR + 350 bps), 5/5/28	502,768
1,088,930	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
	Term B-3 Loan, 4.75% (LIBOR + 375 bps), 2/21/25	1,074,789

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 19

Schedule of Investments | 5/31/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
Healthcare, Education & Childcare — (continued)
1,000,000	One Call Corpo., First Lien Term B Loan, 6.25% (LIBOR +
	550 bps), 4/22/27	$ 1,005,000
1,800,687	Quorum Health Corp., Exit Term Loan, 9.25% (LIBOR +
	825 bps), 4/29/25	1,836,701
210,000	Surgery Center Holdings, Inc. First Lien Term Loan,
	4.5% (LIBOR + 375 bps), 8/31/26	210,656
2,070,183	U.S. Renal Care, Inc., Initial Term Loan, 5.125% (LIBOR +
	500 bps), 6/26/26	2,062,161
	Total Healthcare, Education & Childcare	$ 9,212,770
Home Furnishings — 1.3%
1,435,000	Instant Brands Holdings, Inc. Term Loan, 5.75% (LIBOR +
	500 bps), 4/12/28	$ 1,431,413
498,750	Weber-Stephen Products LLC, Initial Term B Loan,
	4.0% (LIBOR + 325 bps), 10/30/27	500,086
	Total Home Furnishings	$ 1,931,499
Hotel, Gaming & Leisure — 3.7%
2,109,537	Caesars Resort Collection LLC, Term B Loan, 2.843%
	(LIBOR + 275 bps), 12/23/24	$ 2,095,237
1,094,500	Caesars Resort Collection LLC, Term B-1 Loan, 4.593%
	(LIBOR + 450 bps), 7/21/25	1,100,058
18,875	Golden Nugget Online Gaming, Inc., 2020 Initial Term
	Loan, 13.0% (LIBOR + 1,200 bps), 10/4/23	21,187
2,204,847	Golden Nugget, Inc. (aka Landry’s, Inc.), Initial Term B
	Loan, 3.25% (LIBOR + 250 bps), 10/4/23	2,189,840
	Total Hotel, Gaming & Leisure	$ 5,406,322
Insurance — 2.3%
515,245	Alliant Holdings Intermediate LLC, 2019 New Term Loan,
	3.343% (LIBOR + 325 bps), 5/9/25	$ 511,702
521,063	AqGen Ascensus, Inc., First Lien Seventh Amendment
Replacement Term Loan, 5.0% (LIBOR +
	400 bps), 12/3/26	521,836
500,000	Asurion LLC (fka Asurion Corp.), New B-9 Term Loan,
	3.343% (LIBOR + 325 bps), 7/31/27	498,177
1,586,295	Confie Seguros Holding II Co., Term B Loan, 5.75%
	(LIBOR + 475 bps), 4/19/22	1,587,122
248,125	Sedgwick Claims Management Services, Inc. (Lightning
Cayman Merger Sub, Ltd.), 2020 Term Loan, 5.25%
	(LIBOR + 425 bps), 9/3/26	249,133
	Total Insurance	$ 3,367,970
Leasing — 1.1%
1,511,250	Fly Funding II S.a.r.l., Term B Loan, 7.0% (LIBOR +
	600 bps), 10/8/25	$ 1,524,473
	Total Leasing	$ 1,524,473

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Principal
Amount
USD ($)		Value
Leisure & Entertainment — 2.2%
1,066,267	AMC Entertainment Holdings, Inc. (fka AMC
Entertainment, Inc.), Term B-1 Loan, 3.107% (LIBOR +
	300 bps), 4/22/26	$ 982,965
1,637,625	Carnival Corp., Initial Advance, 8.5% (LIBOR +
	750 bps), 6/30/25	1,682,659
467,500	E.W. Scripps Co., The Tranche B-3 Term Loan, 3.75%
	(LIBOR + 300 bps), 1/7/28	468,604
	Total Leisure & Entertainment	$ 3,134,228
Machinery — 1.5%
400,000(b)	MajorDrive Holdings IV LLC, Term Loan B, 5/12/28	$ 401,188
1,234,372	MHI Holdings LLC, Initial Term Loan, 5.093% (LIBOR +
	500 bps), 9/21/26	1,240,159
500,000	Triton Water Holdings, Inc., First Lien Initial Term Loan,
	4.0% (LIBOR + 350 bps), 3/31/28	500,268
	Total Machinery	$ 2,141,615
Media — 3.3%
1,967,108	Altice France SA, USD TLB-13 Incremental Term Loan,
	4.155% (LIBOR + 400 bps), 8/14/26	$ 1,969,813
2,096,819	Clear Channel Outdoor Holdings, Inc., Term B Loan,
	3.69% (LIBOR + 350 bps), 8/21/26	2,034,962
750,000(b)	Univision Communications Inc., Term Loan B, 5/5/28	748,203
	Total Media	$ 4,752,978
Metals & Mining — 1.7%
1,513,938	Phoenix Services International LLC, Term B Loan, 4.75%
	(LIBOR + 375 bps), 3/1/25	$ 1,506,841
11,128	TMS International Corp. (aka Tube City IMS Corp.),
	Term B-2 Loan, 3.75% (LIBOR + 275 bps), 8/14/24	11,159
997,500	TMS International Corp., Term Loan B3, 3.75% (LIBOR +
	275 bps), 8/14/24	996,253
	Total Metals & Mining	$ 2,514,253
Oil & Gas — 2.4%
3,517,119	Traverse Midstream Partners LLC, Advance, 6.5%
	(LIBOR + 550 bps), 9/27/24	$ 3,520,636
	Total Oil & Gas	$ 3,520,636
Personal, Food & Miscellaneous Services — 2.1%
1,331,017	IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings),
2020 Replacement Term B Loan, 3.75% (LIBOR +
	275 bps), 2/5/25	$ 1,328,022
986,983	Knowlton Development Corp., Inc., Initial Term Loan,
	3.843% (LIBOR + 375 bps), 12/22/25	980,660

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 21

Schedule of Investments | 5/31/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
	Personal, Food & Miscellaneous Services — (continued)
748,125	Kronos Acquisition Holdings Inc., Tranche B-1 Term
	Loan, 4.25% (LIBOR + 375 bps), 12/22/26	$ 743,060
	Total Personal, Food & Miscellaneous Services	$ 3,051,742
	Printing & Publishing — 0.3%
454,779	Trader Corp., First Lien 2017 Refinancing Term Loan,
	4.0% (LIBOR + 300 bps), 9/28/23	$ 454,211
	Total Printing & Publishing	$ 454,211
	Professional & Business Services — 10.1%
1,000,000(b)	Adevinta ASA Facility B2, Term Loan, 11/5/27	$ 1,002,969
1,800,000	Amentum Government Services Holdings LLC, First
	Lien Tranche 2 Term Loan, 5.5% (LIBOR +
	475 bps), 1/29/27	1,812,375
1,050,000	Ankura Consulting Group LLC, First Lien Closing Date
	Term Loan, 5.25% (LIBOR + 450 bps), 3/17/28	1,056,562
1,485,000	APX Group, Inc., Initial Loan Term Loan, 5.09% (LIBOR +
	500 bps/PRIME + 400 bps + 500 bps), 12/31/25	1,496,601
1,532,052	Athenahealth, Inc., First Lien Term B-1 Loan, 4.41%
	(LIBOR + 425 bps), 2/11/26	1,540,862
560,915(b)	Atlas CC Acquisition Corp., Term Loan B, 4/28/28	561,266
114,085(b)	Atlas CC Acquisition Corp., Term Loan C, 4/28/28	114,156
982,500	Blackstone CQP Holdco LP, Initial Term Loan, 3.687%
	(LIBOR + 350 bps), 9/30/24	982,807
500,000	eResearchTechnology, Inc., First Lien Initial Term Loan,
	0.0%, 2/4/27	502,422
1,350,000(b)	Maximus, Inc., Term Loan B, 5/12/28	1,355,062
1,047,375	PAE Incor, First Lien Initial Term Loan, 5.25% (LIBOR +
	450 bps), 10/19/27	1,050,124
104,167	PPD, Inc., Initial Term Loan, 2.75% (LIBOR +
	225 bps), 1/13/28	104,145
1,131,007	SIWF Holdings, Inc. (aka Spring Window Fashions),
First Lien Initial Term Loan, 4.343% (LIBOR +
	425 bps), 6/15/25	1,134,070
1,915,396	Verscend Holding Corp., Term Loan B, 4.093% (LIBOR +
	400 bps), 8/27/25	1,921,382
	Total Professional & Business Services	$ 14,634,803
	Retail — 6.6%
970,125	Harbor Freight Tools USA, Inc., Initial Term Loan, 3.75%
	(LIBOR + 300 bps), 10/19/27	$ 973,358
1,462,500	Mattress Firm, Inc. Term Loan, 6.25% (LIBOR +
	525 bps), 11/26/27	1,488,094
1,050,000	Michaels Cos., Inc., The Term B Loan, 5.0% (LIBOR +
	425 bps), 4/15/28	1,054,101
500,000	Petco Animal Supplies, Inc., Term Loan B, 4.0%
	(LIBOR + 325 bps), 3/3/28	500,581

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Principal
Amount
USD ($)		Value
Retail — (continued)
1,050,000	PetSmart LLC, Initial Term Loan, 4.5% (LIBOR +
	375 bps), 2/11/28	$ 1,054,987
500,000	Rent-A-Center, Inc., Initial Term Loan, 4.75% (LIBOR +
	400 bps), 2/17/28	504,063
802,985	Service Logic Acquisition, Inc., First Lien Closing Date
Initial Term Loan, 4.75% (LIBOR +
	400 bps), 10/29/27	808,506
2,127,075	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.676% (LIBOR + 450 bps), 9/12/24	2,103,145
500,000(b)	Torrid LLC, Cov-Lite Term Loan B, 5/19/28	497,500
648,375	TruGreen LP, First Lien Second Refinancing Term Loan,
	4.75% (LIBOR + 400 bps), 11/2/27	651,313
	Total Retail	$ 9,635,648
Retailing — 0.3%
500,000	Garrett LX I S.a.r.l., Term Loan B, 3.75% (LIBOR +
	325 bps), 4/30/28	$ 500,000
	Total Retailing	$ 500,000
Securities & Trusts — 3.2%
1,000,000	CCRR Parent, Inc., First Lien Initial Term Loan, 5.0%
	(LIBOR + 425 bps), 3/6/28	$ 1,004,375
1,506,254	KSBR Holding Corp., Initial Term Loan, 3.343% (LIBOR +
	325 bps), 4/15/26	1,500,605
1,861,004	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	2,031,596
138,996	Spectacle Gary Holdings LLC, Delayed Draw Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	151,738
	Total Securities & Trusts	$ 4,688,314
Telecommunications — 2.8%
500,000	Gogo Intermediate Holdings LLC, Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 4/30/28	$ 499,375
500,000(b)	Virgin Media Bristol LLC, Term Q Loan, 1/31/29	500,573
1,043,359	Windstream Services II LLC, Initial Term Loan, 7.25%
	(LIBOR + 625 bps), 9/21/27	1,047,924
1,988,458	Xplornet Communications, Inc., Initial Term Loan,
	4.843% (LIBOR + 475 bps), 6/10/27	1,994,516
	Total Telecommunications	$ 4,042,388
Textile & Apparel — 0.7%
650,000	Adient US LLC, Term B-1 Loan, 3.593% (LIBOR +
	350 bps), 4/10/28	$ 652,133
349,125	Canada Goose Inc., 2021 Refinancing Term Loan,
	4.25% (LIBOR + 350 bps), 10/7/27	351,016
	Total Textile & Apparel	$ 1,003,149

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 23

Schedule of Investments | 5/31/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
Transport — 0.8%
1,112,261	Patriot Container Corp. (aka Wastequip), First Lien
Closing Date Term Loan, 0.0% (LIBOR +
	350 bps), 3/20/25	$ 1,103,455
	Total Transport	$ 1,103,455
Transportation — 0.5%
700,000	AIT Worldwide Logistics Holdings, Inc., First Lien
	Initial Term Loan, 5.5% (LIBOR + 475 bps), 4/6/28	$ 699,563
	Total Transportation	$ 699,563
Utilities — 6.3%
1,146,116	Compass Power Generation LLC, Tranche B-1 Term
	Loan, 4.5% (LIBOR + 350 bps), 12/20/24	$ 1,142,534
1,929,719	Eastern Power LLC (Eastern Covert Midco LLC)
(aka TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	1,776,011
1,933,083	Edgewater Generation LLC, Term Loan, 3.843%
	(LIBOR + 375 bps), 12/13/25	1,861,800
1,243,750	Exgen Renewables IV LLC, Term Loan, 3.75%
	(LIBOR + 275 bps), 12/15/27	1,247,507
992,500	Hamilton Projects Acquiror LLC, Term Loan, 5.75%
	(LIBOR + 475 bps), 6/17/27	993,865
1,444,088	PG & E Corp., Term Loan, 3.5% (LIBOR +
	300 bps), 6/23/25	1,437,469
750,000(b)	Sabre Industries, Inc., (MUTI-SII, Inc.) Term
	Loan, 5/19/28	749,063
	Total Utilities	$ 9,208,249
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $175,178,260)	$179,709,978
Shares
COMMON STOCKS — 1.7% of Net Assets
Energy Equipment & Services — 1.2%
64,805(c)	FTS International, Inc.	$ 1,699,835
	Total Energy Equipment & Services	$ 1,699,835
Oil, Gas & Consumable Fuels — 0.4%
23,920(c)	Summit Midstream Partners LP	$ 603,741
	Total Oil, Gas & Consumable Fuels	$ 603,741

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Shares		Value
Specialty Retail — 0.1%
91,346+^(c)	Targus Cayman SubCo., Ltd.	$ 139,759
	Total Specialty Retail	$ 139,759
TOTAL COMMON STOCKS
	(Cost $2,116,913)	$ 2,443,335

Principal
Amount
USD ($)
ASSET BACKED SECURITIES — 2.7%
of Net Assets
1,000,000(a)	522 Funding CLO, Ltd., Series 2019-4A, Class E, 7.188%
	(3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	$ 997,824
1,000,000(a)	Goldentree Loan Management US CLO 2, Ltd., Series
2017-2A, Class E, 4.888% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	938,063
1,000,000(a)	Madison Park Funding XXII, Ltd., Series 2016-22A,
Class ER, 6.884% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	999,998
1,000,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
Class DRR, 7.154% (3 Month USD LIBOR +
	700 bps), 2/14/31 (144A)	1,000,153
TOTAL ASSET BACKED SECURITIES
	(Cost $3,940,004)	$ 3,936,038
COLLATERALIZED MORTGAGE
OBLIGATION — 2.9% of Net Assets
4,100,000(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
Class B1, 9.342% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	$ 4,213,298
TOTAL COLLATERALIZED MORTGAGE OBLIGATION
	(Cost $4,100,000)	$ 4,213,298
COMMERCIAL MORTGAGE-BACKED
SECURITIES — 0.9% of Net Assets
190,013(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
6.357% (1 Month USD LIBOR + 625 bps),
	1/25/27 (144A)	$ 187,692
625,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
Class D, 4.101% (1 Month USD LIBOR +
	400 bps), 5/15/36 (144A)	437,731
1,000,000	Wells Fargo Commercial Mortgage Trust, Series
	2015-C28, Class E, 3.0%, 5/15/48 (144A)	697,442
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,589,028)	$ 1,322,865

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 25

Schedule of Investments | 5/31/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
CORPORATE BONDS — 16.4% of Net Assets
Advertising — 1.1%
255,000	Clear Channel Outdoor Holdings, Inc., 7.5%,
	6/1/29 (144A)	$ 254,447
1,250,000(d)	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	1,271,875
	Total Advertising	$ 1,526,322
Banks — 1.1%
1,000,000(e)(f)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	$ 1,027,500
500,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	520,000
	Total Banks	$ 1,547,500
Building Materials — 1.5%
1,000,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 1,024,400
996,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	1,079,415
	Total Building Materials	$ 2,103,815
Chemicals — 0.7%
1,000,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	$ 1,077,625
	Total Chemicals	$ 1,077,625
Coal — 1.4%
2,000,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 2,070,000
	Total Coal	$ 2,070,000
Commercial Services — 0.3%
200,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	$ 198,540
205,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	205,266
	Total Commercial Services	$ 403,806
Computers — 0.1%
100,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	$ 110,875
	Total Computers	$ 110,875
Diversified Financial Services — 1.1%
1,520,000	VistaJet Malta Finance Plc/XO Management
	Holding, Inc., 10.5%, 6/1/24 (144A)	$ 1,630,200
	Total Diversified Financial Services	$ 1,630,200
Engineering & Construction — 0.8%
1,000,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	$ 1,102,500
	Total Engineering & Construction	$ 1,102,500
Entertainment — 0.7%
1,005,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	$ 1,027,613
	Total Entertainment	$ 1,027,613

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Principal
Amount
USD ($)		Value
Healthcare-Products — 0.3%
380,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 429,400
	Total Healthcare-Products	$ 429,400
Healthcare-Services — 0.7%
1,000,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	$ 1,077,500
	Total Healthcare-Services	$ 1,077,500
Iron & Steel — 1.4%
1,087,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	$ 1,271,850
500,000	Metinvest BV, 7.75%, 10/17/29 (144A)	546,373
265,000	TMS International Corp., 6.25%, 4/15/29 (144A)	275,600
	Total Iron & Steel	$ 2,093,823
Leisure Time — 0.4%
105,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	$ 116,151
500,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	482,500
	Total Leisure Time	$ 598,651
Lodging — 0.7%
1,000,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	$ 1,010,990
	Total Lodging	$ 1,010,990
Media — 0.7%
1,000,000	Sinclair Television Group, Inc., 5.5%, 3/1/30 (144A)	$ 1,000,230
	Total Media	$ 1,000,230
Mining — 0.3%
331,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	$ 366,086
	Total Mining	$ 366,086
Oil & Gas — 1.1%
1,500,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	$ 1,608,750
	Total Oil & Gas	$ 1,608,750
REITs — 1.5%
1,000,000	iStar, Inc., 4.75%, 10/1/24	$ 1,045,250
1,065,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 7.875%, 2/15/25 (144A)	1,140,881
	Total REITs	$ 2,186,131
Retail — 0.5%
500,000	LBM Acquisition LLC, 6.25%, 1/15/29 (144A)	$ 511,250
221,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	233,984
	Total Retail	$ 745,234
TOTAL CORPORATE BONDS
	(Cost $21,578,685)	$ 23,717,051

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 27

Schedule of Investments | 5/31/21
(unaudited)(continued)

Principal
Amount
USD ($)		Value
	INSURANCE-LINKED SECURITIES — 0.7% of
	Net Assets#
	Event Linked Bonds — 0.2%
	Windstorm – U.S. Regional — 0.2%
250,000(a)	Matterhorn Re, 7.003% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	$ 253,650
	Total Event Linked Bonds	$ 253,650

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
27,000+(c)(g)	Limestone Re, 3/1/23 (144A)	$ 37,266
300,000+(c)(g)	Resilience Re, 10/6/21	30
		$ 37,296
	Windstorm – Florida — 0.0%†
250,000+(c)(g)	Formby Re 2018, 2/28/22	$ 34,798
	Total Collateralized Reinsurance	$ 72,094
	Reinsurance Sidecars — 0.5%
	Multiperil – U.S. — 0.0%†
250,000+(c)(g)	Carnoustie Re 2017, 11/30/21	$ 32,950
250,000+(c)(h)	Harambee Re 2018, 12/31/21	825
250,000+(h)	Harambee Re 2019, 12/31/22	3,250
		$ 37,025
	Multiperil – Worldwide — 0.5%
3,037+(h)	Alturas Re 2019-2, 3/10/22	$ 8,066
29,558+(c)(h)	Alturas Re 2020-2, 3/10/23	35,709
250,000+(c)(g)	Bantry Re 2016, 3/31/22	20,150
1,270,809+(c)(g)	Berwick Re 2018-1, 12/31/21	122,102
907,913+(c)(g)	Berwick Re 2019-1, 12/31/22	108,496
20,000+(g)	Eden Re II, 3/22/22 (144A)	5,172
3,800+(g)	Eden Re II, 3/22/23 (144A)	20,025
300,000+(c)(h)	Lorenz Re 2018, 7/1/21	3,210
199,590+(c)(h)	Lorenz Re 2019, 6/30/22	9,381
300,000+(c)(g)	Merion Re 2018-2, 12/31/21	49,650
400,000+(c)(g)	Pangaea Re 2018-1, 12/31/21	8,422
400,000+(c)(g)	Pangaea Re 2018-3, 7/1/22	8,297
327,699+(c)(g)	Pangaea Re 2019-1, 2/1/23	6,828
294,125+(c)(g)	Pangaea Re 2019-3, 7/1/23	10,580
324,259+(g)	Pangaea Re 2020-1, 2/1/24	6,881
150,000+(g)	Sector Re V, 12/1/23 (144A)	37,624
10,000+(c)(g)	Sector Re V, 12/1/24 (144A)	27,050

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
400,000+(c)(g)	St. Andrews Re 2017-1, 2/1/22	$ 27,120
347,597+(c)(g)	St. Andrews Re 2017-4, 6/1/22	34,203
253,645+(c)(g)	Woburn Re 2018, 12/31/21	18,618
244,914+(c)(g)	Woburn Re 2019, 12/31/22	72,421
		$ 640,005
	Total Reinsurance Sidecars	$ 677,030
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,300,902)	$ 1,002,774
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 149.2%
	(Cost $209,803,792)	$216,345,339
	OTHER ASSETS AND LIABILITIES — (49.2)%	$ (71,538,951)
	NET ASSETS — 100.0%	$144,806,388

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
SOFRRATE	Secured Overnight Financing Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2021, the value of these securities amounted to $31,497,289, or 21.7% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2021.

^	Security is valued using fair value methods (other than supplied by independent pricing services).
+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at May 31, 2021.
(b)	This term loan will settle after May 31, 2021, at which time the interest rate will be determined.
(c)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 29

Schedule of Investments | 5/31/21
(unaudited)(continued)
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at May 31, 2021.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at May 31, 2021.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 8,066
Alturas Re 2020-2	1/1/2020	29,558	35,709
Bantry Re 2016	2/6/2019	20,150	20,150
Berwick Re 2018-1	1/10/2018	209,553	122,102
Berwick Re 2019-1	12/31/2018	108,488	108,496
Carnoustie Re 2017	1/5/2017	59,439	32,950
Eden Re II	12/15/2017	1,195	5,172
Eden Re II	1/22/2019	446	20,025
Formby Re 2018	7/9/2018	27,581	34,798
Harambee Re 2018	12/19/2017	12,719	825
Harambee Re 2019	12/20/2018	—	3,250
Limestone Re	6/20/2018	19,960	37,266
Lorenz Re 2018	6/26/2018	68,068	3,210
Lorenz Re 2019	6/26/2019	63,642	9,381
Matterhorn Re	4/30/2020	250,000	253,650
Merion Re 2018-2	12/28/2017	12,346	49,650
Pangaea Re 2018-1	12/26/2017	57,203	8,422
Pangaea Re 2018-3	5/31/2018	96,345	8,297
Pangaea Re 2019-1	1/9/2019	3,440	6,828
Pangaea Re 2019-3	7/25/2019	8,824	10,580
Pangaea Re 2020-1	1/21/2020	—	6,881
Resilience Re	4/13/2017	980	30
Sector Re V	1/1/2020	10,000	27,050
Sector Re V, Series 8, Class C	12/4/2018	57,134	37,624
St. Andrews Re 2017-1	1/5/2017	27,099	27,120
St. Andrews Re 2017-4	3/31/2017	—	34,203
Woburn Re 2018	3/20/2018	89,763	18,618
Woburn Re 2019	1/30/2019	63,932	72,421
Total Restricted Securities			$ 1,002,774
% of Net assets			0.7%

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2021, aggregated $65,922,754 and $201,720,118, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at
The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

current market prices. During the six months ended May 31, 2021, the Fund engaged in sales of $7,555,861 which resulted in a net realized gain/(loss) of $(171,939). During the six months ended May 31, 2021, the Fund did not engage in purchases pursuant to these procedures.
At May 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $210,469,812 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 7,755,535
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(1,880,008)
Net unrealized appreciation	$ 5,875,527

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of May 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$ —	$179,709,978	$ —	$179,709,978
Common Stocks
Specialty Retail	—	—	139,759	139,759
All Other Common Stocks	2,303,576	—	—	2,303,576
Asset Backed Securities	—	3,936,038	—	3,936,038
Collateralized Mortgage
Obligation	—	4,213,298	—	4,213,298
Commercial Mortgage-Backed
Securities	—	1,322,865	—	1,322,865
Corporate Bonds	—	23,717,051	—	23,717,051
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Worldwide	—	—	37,296	37,296
Windstorm - Florida	—	—	34,798	34,798
Reinsurance Sidecars
Multiperil - U.S.	—	—	37,025	37,025
Multiperil - Worldwide	—	—	640,005	640,005
All Other Insurance-Linked
Security	—	253,650	—	253,650
Total Investments in Securities	$ 2,303,576	$213,152,880	$888,883	$216,345,339
Other Financial Instruments
Credit agreement (a)	$ —	$ (69,450,000)	$ —	$ (69,450,000)
Total Other Financial Instruments	$ —	$ (69,450,000)	$ —	$ (69,450,000)

(a) The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 31

Schedule of Investments | 5/31/21
(unaudited)(continued)

			Change in
	Balance	Realized	unrealized			Accrued	Balance
	as of	gain	appreciation			discounts/	as of
	11/30/20	(loss)(1)	(depreciation)(2)	Purchases	Sales	premiums	5/31/21
Common Stocks
Specialty Retail	$ 120,576	$ —	$ 19,183	$ —	$ —	$ —	$139,759
Insurance-Linked
Securities
Collateralized
Reinsurance
Multiperil –
Worldwide	42,442	—	1,894	—	(7,040)	—	37,296
Windstorms –
Florida	44,229	—	—	—	(9,431)	—	34,798
Reinsurance
Sidecars
Multiperil – U.S.	41,662	—	2,158	—	(6,795)	—	37,025
Multiperil –
Worldwide	1,690,975	—	(45,578)	—	(1,005,392)	—	640,005
Total	$1,939,884	$ —	$ (22,343)	$ —	$(1,028,658)	$ —	$888,883

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.

(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

*	Transfers are calculated on the beginning of period value. For the six months ended May 31, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at May 31, 2021:	$(14,543)

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Statement of Assets and Liabilities | 5/31/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $209,803,792)	$ 216,345,339
Cash	5,739,953
Receivables —
Investment securities sold	3,888,193
Dividends	33,525
Interest	964,101
Other assets	108
Total assets	$ 226,971,219
LIABILITIES:
Payables —
Credit agreement	$ 69,450,000
Investment securities purchased	12,173,705
Interest expense	5,161
Directors’ fees	3,558
Unrealized depreciation on unfunded loan commitments	105
Due to affiliates	15,548
Accrued expenses	516,754
Total liabilities	$ 82,164,831
NET ASSETS:
Paid-in capital	$ 208,118,096
Distributable earnings (loss)	(63,311,708)
Net assets	$ 144,806,388
NET ASSET VALUE PER SHARE:
No par value
Based on $144,806,388/12,369,087 shares	$ 11.71

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 33

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 5/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 5,367,790
Dividends from unaffiliated issuers	112,515
Total investment income		$ 5,480,305
EXPENSES:
Management fees	$ 808,213
Administrative expense	65,873
Transfer agent fees	42,817
Shareowner communications expense	52,391
Custodian fees	14,377
Professional fees	157,234
Printing expense	100,000
Pricing fees	10,812
Directors’ fees	3,232
Interest expense	361,400
Miscellaneous	26,259
Total expenses		$ 1,642,608
Net investment income		$ 3,837,697
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (1,952,349)
Swap contracts	(1,979)	$ (1,954,328)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 8,920,729
Unfunded loan commitments	1,807	$ 8,922,536
Net realized and unrealized gain (loss) on investments		$ 6,968,208
Net increase in net assets resulting from operations		$ 10,805,905

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Statements of Changes in Net Assets

Six Months
	Ended	Year
	5/31/21	Ended
	(unaudited)	11/30/20
FROM OPERATIONS:
Net investment income (loss)	$ 3,837,697	$ 16,823,696
Net realized gain (loss) on investments	(1,954,328)	(17,863,156)
Change in net unrealized appreciation (depreciation)
on investments	8,922,536	2,911,121
Net increase in net assets resulting from operations	$ 10,805,905	$ 1,871,661
DISTRIBUTIONS TO SHAREOWNERS:
($0.38 and $0.74 per share, respectively)	$ (5,411,475)	$ (18,368,094)
Total distributions to shareowners	$ (5,411,475)	$ (18,368,094)
FROM FUND SHARE TRANSACTIONS:
Cost of shares repurchased through tender offer (Note 8)	$ (136,821,893)	$ —
Net decrease in net assets resulting from Fund
share transactions	$ (136,821,893)	$ —
Net decrease in net assets	$(131,427,463)	$ (16,496,433)
NET ASSETS:
Beginning of period	$ 276,233,851	$ 292,730,284
End of period	$ 144,806,388	$ 276,233,851

	Six Months	Six Months
	Ended	Ended
	05/31/21	05/31/21	Year Ended	Year Ended
	Shares	Amount	11/30/20	11/30/20
	(unaudited)	(unaudited)	Shares	Amount
FUND SHARE TRANSACTION
Shares sold	—	$ —	—	$ —
Reinvestment of
distributions	—	—	—	—
Less shares
repurchased through
tender offer (Note 8)	(12,369,087)	(136,821,893)	—	—
Net decrease	(12,369,087)	$ (136,821,893)	—	$ —

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 35

Statement of Cash Flows (unaudited)
FOR THE SIX MONTHS ENDED 5/31/21

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$ 10,805,905
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$ (58,381,048)
Proceeds from disposition and maturity of investment securities	231,449,009
Net accretion and amortization of discount/premium on investment securities	(896,528)
Change in unrealized appreciation on investments in unaffiliated issuers	(8,920,729)
Change in unrealized appreciation on unfunded loan commitments	(1,807)
Net realized loss on investments in unaffiliated issuers	1,952,349
Decrease in interest receivable	1,046,788
Increase in other assets	(100)
Decrease in due to affiliates	(19,567)
Decrease in directors’ fees payable	(1,471)
Increase in accrued expenses payable	91,582
Net cash, restricted cash and foreign currencies from operating activities	$ 177,124,383
Cash Flows Used in Financing Activities:
Borrowings received	$ 21,500,000
Borrowings repaid	(57,500,000)
Increase in interest expense payable	1,692
Distributions to shareowners	(5,411,475)
Payment for shares repurchased through tender offer (Note 8)	(136,821,893)
Net cash, restricted cash and foreign currencies used in
financing activities	$ (178,231,676)
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$ —
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$ 6,847,246
End of period*	$ 5,739,953
Cash Flow Information:
Cash paid for interest	$ 359,708

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months
	Ended
	5/31/21	Year Ended
	(unaudited)	11/30/20
Cash	$5,739,953	$ 6,847,246
Foreign currencies, at value	—	—
Swaps collateral	—	—
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$5,739,953	$ 6,847,246

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	5/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Per Share Operating Performance
Net asset value, beginning of period	$ 11.17	$ 11.83	$ 12.04	$ 12.42	$ 12.50	$ 12.30
Increase (decrease) from investment operations: (a)
Net investment income	$ 0.27	$ 0.68	$ 0.73	$ 0.74	$ 0.71	$ 0.77
Net realized and unrealized gain (loss) on investments	0.65	(0.60)	(0.20)	(0.40)	(0.06)	0.15
Net increase (decrease) from investment operations	$ 0.92	$ 0.08	$ 0.53	$ 0.34	$ 0.65	$ 0.92
Distributions to shareowners from:
Net investment income and previously undistributed net
investment income	$ (0.38)(b)	$ (0.74)(b)	$ (0.74)(b)	$ (0.72)	$ (0.73)(b)	$ (0.72)
Net increase (decrease) in net asset value	$ 0.54	$ (0.66)	$ (0.21)	$ (0.38)	$ (0.08)	$ 0.20
Net asset value, end of period	$ 11.71	$ 11.17	$ 11.83	$ 12.04	$ 12.42	$ 12.50
Market value, end of period	$ 11.30	$ 10.73	$ 10.53	$ 10.40	$ 11.47	$ 11.78
Total return at net asset value (c)	8.41%(d)	1.89%	5.38%	3.34%	5.55%	8.31%
Total return at market value (c)	8.90%(d)	9.96%	8.59%	(3.34)%	3.43%	15.92%
Ratios to average net assets of shareowners:
Total expenses plus interest expense (e)(f)	2.04%(g)	2.58%	2.90%	2.56%	2.21%	1.96%
Net investment income available to shareowners	4.76%(g)	6.26%	6.08%	5.98%	5.62%	6.32%
Portfolio turnover rate	29%(d)	73%	48%	34%	75%	52%
Net assets, end of period (in thousands)	$144,806	$276,234	$292,730	$297,903	$307,195	$309,308

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 37

Financial Highlights (continued)

	Six Months Ended	Year	Year	Year	Year	Year
	5/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Total amount of debt outstanding (in thousands)	$ 69,450	$105,450	$139,450	$143,450	$143,450	$143,450
Asset coverage per $1,000 of indebtedness	$ 3,085	$ 3,620	$ 3,099	$ 3,077	$ 3,141	$ 3,156

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)
The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is the part of the Fund’s net asset value (“NAV”). A portion of this accumulated net investment income was distributed to shareowners during the period.

(c)
Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)	Not annualized.
(e)	Expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(f)	Includes interest expense of 0.45%, 0.70%, 1.60%, 1.35%, 0.95% and 0.63%, respectively.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.
38 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Notes to Financial Statements | 5/31/21
1. Organization and Significant Accounting Policies
Pioneer Floating Rate Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on October 6, 2004. Prior to commencing operations on December 28, 2004, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc.
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended May 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 39

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued in accordance with guidelines established by the Board of Directors at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

40 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Directors. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Directors. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Directors.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 41

methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At May 31, 2021, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.10% of net assets. The value of this fair valued security was $139,759.
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

42 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$18,368,094
Total	$18,368,094

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 43

The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2020:

2020
Distributable earnings/(losses):
Undistributed ordinary income	$ 833,701
Capital loss carryforward	(64,946,589)
Other book/tax temporary differences	(1,546,136)
Unrealized depreciation	(3,047,114)
Total	$(68,706,138)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax treatment of premium and amortization, adjustments relating to insurance linked securities, the tax adjustments relating to credit default swaps and partnerships.
E. Risks
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment

44 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans. For purposes of the Fund’s investment policies, senior floating rate loans include funds that invest primarily in senior floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 45

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
The Fund is not limited in the percentage of its assets that may be invested in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown

46 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

Brothers Harriman & Co., the Fund’s custodian and accounting agent, and American Stock Transfer & Trust Company (“AST”), the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 47

F. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at May 31, 2021 are listed in the Schedule of Investments.
G. Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound

48 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H. Automatic Dividend Reinvestment Plan
All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the NYSE or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 49

If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
I. Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the six months ended May 31, 2021, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.70% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2021, the net management fee was 0.70% (annualized) of the Fund’s average daily managed assets, which was equivalent to 1.00% (annualized) of the Fund’s average daily net assets. Effective December 28, 2020 the Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.94% (excluding interest expense) of the average daily net assets. These expense limitations are in effect through December 28, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative

50 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $15,548 in management fees, administrative costs and certain other reimbursements payable to the Adviser at May 31, 2021.
3. Compensation of Directors and Officers
The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the six months ended May 31, 2021, the Fund paid $3,232 in Directors’ compensation, which is reflected on the Statement of Operations as Directors’ fees. At May 31, 2021, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $3,558.
4. Transfer Agent
AST serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee, as is agreed to from time to time by the Fund and AST, for providing such services.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.
5. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 51

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2021, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized
gain (loss) on:
Swap contracts	$ —	$(1,979)	$ —	$ —	$ —
Total Value	$ —	$(1,979)	$ —	$ —	$ —

6. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of May 31, 2021, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
DG Investment
Intermediate
Holdings 2, Inc., (aka
Convergint Technologies
Holdings LLC) First Lien
Initial Term Loan	$ 18,701	$ 18,701	$ 18,719	$ 18
Service Logic
Acquisition, Inc., First
Lien Delayed Draw
Term Loan	197,015	198,493	198,370	(123)
Total Value	$215,716	$217,194	$217,089	$(105)

52 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

7. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.
Transactions in common shares for the six months ended May 31, 2021 and the year ended November 30, 2020, were as follows:

	5/31/21	11/30/20
Shares outstanding at beginning of period	24,738,174	24,738,174
Shares outstanding at end of period	12,369,087	24,738,174

8. Tender Offer
The Fund announced a tender offer on August 31, 2020, and commenced the tender offer on November 23, 2020, pursuant to which the Fund offered to purchase up to 50% of the Fund’s outstanding common shares (the “Shares”) at a price per Share equal to 98.5% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately following the expiration date of the tender offer. The tender offer expired on December 22, 2020. The tender offer was commenced pursuant to a settlement agreement made by the Board with Saba Capital Management, L.P. and certain associated parties.
The Fund accepted 12,369,087 duly tendered and not withdrawn Shares, representing approximately 50% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $11.0616, equal to 98.5% of the net asset value per Share of $11.23 as of the close of regular trading on the New York Stock Exchange on December 23, 2020, the pricing date stated in the Offer to Purchase. Because the total number of Shares tendered exceeded the number of Shares offered to purchase, all tendered Shares were subject to pro-ration in accordance with the terms of the Offer to Purchase. Under final pro-ration, 86.4% of the Shares tendered were accepted for payment, subject to adjustment for fractional shares. Payment for the accepted Shares was made on December 28, 2020. Following the purchase of the tendered Shares, the Fund had approximately 12,369,087 Shares outstanding.
At December 29, 2020, following the completion of the Fund’s tender offer, Saba Capital Management, L.P. and certain associated parties beneficially owned approximately 6.3% of the Fund’s outstanding Common Shares (based on a Form 13G filed by Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein on December 29, 2020).

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 53

9. Credit Agreement
Effective November 26, 2013, the Fund entered into a Revolving Credit Facility (the “Credit Agreement”) with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Fund’s auction market preferred shares. Effective November 22, 2019, the amount of the credit agreement was reduced to $150,000,000 and was also amended to make it an “evergreen” facility. More specifically the credit agreement renews on a daily basis in perpetuity. Either party may elect to terminate its commitment under the credit agreement upon 179-days written notice.
At May 31, 2021, the Fund had a borrowing outstanding under the Credit Agreement totaling $69,450,000. The interest rate charged at May 31, 2021 was 1.97%. During the six months ended May 31, 2021, the average daily balance was $33,739,617 at an average interest rate of 2.15%. Interest expense of $361,400 in connection with the Credit Agreement is included on the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.
10. Redomiciling
On April 21, 2021, the Fund, previously organized as a Delaware statutory trust, redomiciled to a Maryland corporation (the “redomiciling”). The redomiciling was effected through a statutory merger of the predecessor Delaware statutory trust (the “Predecessor Entity”) with and into a newly established Maryland corporation formed for the purpose of effecting the redomiciling (the “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Predecessor Entity and the Successor Entity (the “Merger”). Upon effectiveness of the Merger, (i) the Successor Entity became the successor in interest to the Fund (ii) each outstanding share of common stock of the Predecessor Entity was automatically converted into one share of common stock of the Successor Entity, and (iii) the shareholders of the Predecessor Entity became stockholders of the Successor Entity. Neither the Fund nor its stockholders realized gain (loss) as a direct result of the Merger. Accordingly, the Merger had no effect on the Fund’s operations.

54 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

In connection with the redomiciling, the Fund’s name changed from Pioneer Floating Rate Trust to Pioneer Floating Rate Fund, Inc. The Fund’s ticker symbol on the New York Stock Exchange did not change.
The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund.
Following the Fund’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Successor Entity. In addition, the Fund is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following the redomiciling.
The Control Share Act generally provides that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of the Fund that acquired shares of the Successor Entity as a result of the Merger will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the Merger exceeds one or more of the thresholds of the Control Share Act.
The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”
11. Subsequent Events
A monthly dividend was declared on June 4, 2021 from undistributed and accumulated net investment income of $0.0625 per share payable June 30, 2021 to shareowners of record on June 17, 2021.

Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21 55

Directors, Officers and Service Providers

Directors	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Craig C. MacKay	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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60 Pioneer Floating Rate Fund, Inc. | Semiannual Report | 5/31/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2021 Amundi Asset Management US, Inc. 19389-15-0721

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management, Inc. the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

NA

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

NA

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NA

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Floating Rate Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date August 4, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date August 4, 2021

* Print the name and title of each signing officer under his or her signature.